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                                                                    Exhibit 99.4

                                                                  EXECUTION COPY


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of ______ __, 1999 (this "Agreement"), among INFINITY BROADCASTING CORPORATION, a Delaware corporation ("Infinity"), and the holders signatory hereto (the "Stockholders") of Class A common stock, par value $.01 per share, of Infinity (the "Infinity Common Stock").

                              W I T N E S S E T H :

         WHEREAS, in connection with and pursuant to Section 5.17 of the Agreement and Plan of Merger, dated as of May 27, 1999 (the "Merger Agreement"), by and among Infinity, Burma Acquisition Corp., a Delaware corporation ("Merger Sub"), and Outdoor Systems, Inc., a Delaware corporation ("OSI"), Infinity agreed to enter into this Agreement for the benefit of the Stockholders;

         WHEREAS, pursuant to the Merger (as defined in the Merger Agreement), Merger Sub was merged with and into OSI, with OSI surviving the Merger as a wholly owned subsidiary of Infinity, and each share of the common stock, par value $.0l per share, of OSI (the "OSI Common Stock") outstanding immediately prior to the Merger was automatically converted pursuant to the Merger into Infinity Common Stock based on the Exchange Ratio;

         WHEREAS, pursuant to the Merger Agreement, Infinity has agreed to grant to the Stockholders certain registration rights with respect to shares of Infinity Common Stock issued to the Stockholders in the Merger that constitute Registrable Securities (as hereinafter defined), as well as certain other securities to which the Stockholders may be entitled as provided below, upon the terms and subject to the conditions set forth herein; and

         WHEREAS, it is intended by Infinity that this Agreement shall become effective immediately;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Infinity, intending to be legally bound hereby, hereby agrees as follows:

         Section 1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Merger Agreement.

         Section 2. Registration Rights.

         (a) Registration Upon Request.

                  (i) At any time. and from time to time, commencing with the later of the Effective Time and January 1, 2000 and ending on December 31, 2004 (the "Effective Period"), upon the written request (a "demand") of any Qualified Holder(s) (as
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hereinafter defined) requesting that Infinity effect the registration for sale under the Securities Act of 1933, as amended (the "Securities Act"), of Registrable Securities held by such holders, Infinity promptly shall use its best efforts to register under the Securities Act (a "Demand Registration") the Registrable Securities which Infinity has been requested to register, all to the extent necessary to permit the disposition of such Registrable Securities in accordance with the methods intended by the sellers thereof; provided that (i) such demand shall cover at least U.S. $[ ] in Infinity Common Stock based on the closing price for Infinity Common Stock on the NYSE Composite Tape for the last trading day immediately preceding the date of the demand, (ii) the Qualified Holder(s) shall not be permitted to make a demand within 60 days following the effective date of any registration statement for equity securities of Infinity (other than on Form S-4 or Form S-8 or any successor or equivalent form) and
(iii) Infinity shall not be required to effect more than one Demand Registration for the Stockholders pursuant to this Section 2(a). An exercise of the Demand Registration right will not count as the use of such right unless the registration statement to which it relates is declared effective under the Securities Act. However, an exercise of the Demand Registration right will count as the use of such right even though the registration statement to which it relates is declared effective if such effective registration statement is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "Commission") or of another governmental agency or court due to a material misrepresentation in or material omission from information provided in writing by such Qualified Holder expressly for inclusion by such Qualified Holder in such registration statement.

                  (ii) As used in this Agreement, the term "Registrable Securities" means any and all (A) Infinity Common Stock acquired by the Qualified Holders pursuant to the Merger, upon conversion of any other securities acquired by the Qualified Holders pursuant to the Merger or upon the exercise of stock options assumed by Infinity pursuant to the Merger Agreement and (B) any other securities issued or issuable with respect to any shares of Infinity Common Stock described in clause (A) of this paragraph by way of a stock dividend or stock split or in connection with a combination, exchange, reorganization, recapitalization or reclassification of any securities of Infinity, or pursuant to a merger, consolidation or other similar business combination transaction involving Infinity.

                  (iii) As to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution contemplated by the registration statement, (B) such securities shall have been sold in satisfaction of all applicable conditions to the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto), (C) such securities shall have been transferred, sold or disposed of by a Qualified Holder to any person that is not a Qualified Holder or (iv) such securities shall have ceased to be issued and outstanding.


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                  (iv) (A) The term "Qualified Holder(s)" means any holder of
Registrable Securities and any transferee of any such holder who or which has agreed in writing to be bound by the terms of this Agreement and (i) has succeeded to the interest of such Shareholder by gift or by virtue of the laws of descent and distribution, (ii) is a corporation, limited liability company, partnership, or other entity controlled by such holder and his spouse, children or grandchildren or (iii) a trust of which such holder is a trustee or which is established for the benefit of such holder or such holder's spouse, children or grandchildren.

                           (B) The term "Majority Qualified Holder(s)" means a
majority in interest of the Qualified Holders participating in a registration of Registrable Securities pursuant hereto.

                  (v) Infinity shall be required to register Infinity Common Stock pursuant to Section 2(a) only if such Infinity Common Stock is to be offered and sold in an underwritten distribution registered under the Securities Act.

                  (vi) It is hereby further agreed that with respect to any Demand Registration requested pursuant to this Section 2(a), Infinity may defer the filing or effectiveness of the registration statement for a period of up to
(A) 45 days if Infinity is, at such time, working on an underwritten public offering of Infinity Common Stock and is advised by its Managing Underwriter(s) that such offering would in such Managing Underwriter(s) opinion be adversely affected in any material respect by such filing (provided that if Infinity files a registration statement with respect to such an offering during such 45-day period, Infinity may defer the filing or effectiveness of the requested Demand Registration until the expiration of the 60-day period referred to in Section 2(a)(i) hereof) or (B) 90 days if the chief executive officer or general counsel of Infinity, in his or her good faith judgment, determines and advises the requesting Qualified Holder(s) that any such filing or the offering of any Registrable Securities would impair or interfere in any material respect with any proposed material financing, other offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving Infinity, or would require Infinity to make public disclosure of information which could have a material adverse effect on Infinity; provided, however, that Infinity may not utilize the right set forth in clause (B) more than once in any 12-month period.

                  (vii) Infinity shall have the right to cause the registration of additional securities for sale for the account of any person (including Infinity) in the registration of Registrable Securities requested by the Qualified Holder(s) pursuant to Section 2(a); provided, that Infinity shall not have the right to cause the registration of such additional securities to the extent the Qualified Holder(s) is advised in writing (with a copy to Infinity) by the Managing Underwriter(s) for such Demand Registration that, in such firm's opinion, registration of such additional securities would impair or interfere in any material respect with the marketing and sale of the Registrable Securities proposed to be registered in the offering by the Qualified Holder(s), and in no event shall any Qualified Holder be obligated to reduce the number of Registrable Securities to be included in any offering in order to accommodate the addition of any other person (including Infinity).


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The Qualified Holder(s) may require that any such additional securities be included in the offering proposed by the Qualified Holder(s) on the same terms and conditions as the Registrable Securities that are included therein.

         (b) Incidental Registrations.

                  (i) If at any time or from time to time Infinity shall determine to register any of its securities, either for its own account or the account of security holders, other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, Infinity will:

                           (A) promptly give the Qualified Holders written
notice thereof (which shall include a list of the jurisdictions in which Infinity intends to attempt to qualify such securities under the applicable "blue sky" or other state securities laws); and

                           (B) include in such registration (and any related
qualification under "blue sky" laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made by the Qualified Holders within thirty (30) days after receipt of such written notice from Infinity, except as set forth in Section 2(b)(ii) below.

                  (ii) If the registration of which Infinity gives notice is for a registered public offering involving an underwriting, Infinity shall so advise the Qualified Holders as a part of the written notice given pursuant to Section 2(b)(i). In such event the right of the Qualified Holders to registration pursuant to this Section 2 shall be conditioned upon the Qualified Holders' participation in such underwriting and the inclusion of the Qualified Holders' Registrable Securities in the underwriting to the extent provided herein. The Qualified Holders, together with Infinity and the other parties distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
Section 2, if the Managing Underwriters determine that marketing factors require a limitation of the number of shares or type of securities to be underwritten, the Managing Underwriters may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this Section. Infinity shall so advise by writing all holders of Infinity's securities that would otherwise have a right to be so registered and underwritten and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated (A) first, to Infinity (if Infinity is registering securities for its own account) and (B) thereafter, among all such other holders in proportion, as nearly as practicable, to the respective amounts of securities of Infinity proposed to be included in such underwritten offering by all shareholders; provided, however, that the rights of the Qualified Holders to include all or any allocable portion of such Registrable Securities shall be subject to the priority (prior to any allocation to the Qualified Holders) of the holders of existing "demand" registration rights similar to that provided in Section 2(a) hereof existing on the date


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hereof (all such existing rights are included in agreements referred to in
Section 12 hereof) and shall have priority over holders of demand registration rights that may be granted in the future (prior to any allocation to such other holders). No securities excluded from the underwriting by reason of the Managing Underwriters' marketing limitation shall be included in such registration. If the Qualified Holders disapprove of the terms of the underwriting, they may elect to withdraw therefrom by written notice to Infinity and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

         Each Qualified Holder agrees that any shares of Registrable Securities which are not included in an underwritten public offering described in Section 2(b) in which such Qualified Holder participates shall not be publicly sold by the Qualified Holders for a period, not to exceed one hundred twenty (120) days, which the Managing Underwriter reasonably determines is necessary in order to effect such underwritten public offering.

         (c) Registration Procedures. If and whenever Infinity is required by the provisions of this Agreement to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Infinity shall use its best efforts to:

                  (i) prepare and file with the Commission, as soon as practicable following the receipt of the demand (subject to the limitation contained in the provisio below) a registration statement on a form which is available for the sale of Registrable Securities by the holders thereof in accordance with the intended plan of distribution therefor (subject to Section 2(a)(v)), and is reasonably acceptable to the Majority Qualified Holders of Registrable Securities participating therein, and use its best efforts to cause such registration statement to become and remain effective under the Securities Act for not less than a period of 60 days (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such 60-day period); provided, however, that with respect to any demand for registration pursuant to Section 2(a) made within the period commencing 30 days next preceding the end of Infinity's fiscal year and ending 90 days after the end of Infinity's fiscal year only, if Infinity is not then eligible to effect a registration under the Securities Act by use of Form S-3 (or other comparable short-form registration statement), Infinity shall be entitled to delay the effectiveness of such registration until ten days after the earlier of (x) such time as Infinity receives audited financial statements for such fiscal year and
(y) the expiration of 90 days after the last day of such fiscal year;

                  (ii) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time as is necessary to complete the offering and the distribution of the securities covered thereby (but, in no event, longer than 60 days after such registration statement becomes effective) in each case exclusive of any period during which the prospectus used in connection with such registration statement shall not comply with the requirements of Section 10 of the Securities Act; and to comply with the


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provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during said 60-day period;

                  (iii) furnish to each seller of Registrable Securities and each underwriter of the securities being sold by such seller, (A) such number of copies of such registration statement and of each such amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits),
(B) such number of copies of the prospectus used in connection with such registration statement (including each preliminary prospectus and any summary prospectus and the final prospectus filed pursuant to Rule 424(b) under the Securities Act) and (C) such number of copies of other documents, as such seller and underwriter may reasonably request in order to facilitate the disposition of Registrable Securities in accordance with the methods intended by the sellers thereof and, in each of the foregoing cases, afford the seller a reasonable opportunity to review and comment on drafts of each of the foregoing documents prior to their filing or distribution, as the case may be;

                  (iv) register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as any seller and each underwriter of the Registrable Securities shall reasonably request, and do any and all other acts and things which may be necessary or desirable to enable such seller and underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided, however, Infinity shall not be required to qualify generally to do business as a foreign corporation, subject itself to taxation, or consent to general service of process, in any jurisdiction wherein it would not, but for the requirements of this Section 2(c), be obligated to be qualified;

                  (v) cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other public, governmental or regulatory authorities as may be necessary to facilitate the disposition of such Registrable Securities in accordance with the methods of disposition intended by the sellers thereof;

                  (vi) notify each seller of any Registrable Securities covered by such registration statement and the Managing Underwriter(s), if any, promptly and, if requested by any such person, confirm such notification in writing, (A) when a prospectus or any prospectus supplement has been filed with the Commission, and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the Commission,
(B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus, or for additional information, (C) of the issuance by the Commission of any stop order or the initiation of any proceedings for such or a similar purpose (and Infinity shall make every reasonable effort to obtain the withdrawal of any such order at the earliest practicable moment), (D) of the receipt by Infinity of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (and Infinity shall make every reasonable effort to obtain the withdrawal of any such suspension at the earliest practicable moment), (E) of the occurrence of any event which


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requires the making of any changes to a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and Infinity shall as promptly as practicable prepare and furnish to such seller and the Managing Underwriter(s) a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (F) of Infinity's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate. Each holder of Registrable Securities agrees that such holder will, as expeditiously as possible, notify Infinity at any time when a prospectus relating to a registration statement covering such seller's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event of the kind described in this Section 2(c)(vi) as a result of any information provided by such seller in writing specifically for inclusion in such prospectus included in such registration statement and, at the request of Infinity, promptly prepare and furnish to it such information as may be necessary so that, after incorporation into a supplement or amendment of such prospectus as thereafter delivered to the purchasers of such securities, the information provided by such seller shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each holder of Registrable Securities shall be deemed to have agreed by acquisition of such Registrable Securities that upon the receipt of any notice from Infinity of the occurrence of any event of the kind described in clause (E) of this Section 2(c)(vi), such holder shall forthwith discontinue such holder's offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder shall have received copies of a supplemented or amended prospectus which is no longer defective as contemplated by clause (E) of this Section 2(c)(vi) and, if so directed by Infinity, shall deliver to Infinity, at Infinity's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in such holder's possession. In the event Infinity shall provide any notice of the type referred to in the preceding sentence, the 60- day period mentioned in Sections 2(c)(i) and 2(c)(ii) shall be extended by the number of days from and including the date such notice is provided, to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received copies of the corrected prospectus contemplated by clause (E) of this Section 2(c)(vi);

                  (vii) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, as the same may hereafter be amended, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which shall satisfy the provisions of
Section 11(a) of the Securities Act;


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                  (viii) cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange on which similar securities issued by Infinity are then listed, if the listing of such Registrable Securities is then permitted under the rule and regulations of such exchange;

                  (ix) engage and provide a transfer agent (which may be an existing transfer agent) for all Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

                  (x) enter into one or more underwriting agreements (in customary form and substance) and take all such other actions (including, without limitation, to the extent reasonably consistent with work commitments but without diminishment of Infinity's obligations hereunder, and upon reasonable notice, participation in a reasonable number of "roadshow" presentations) as the participating holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the plan of distribution intended by the sellers thereof; it being hereby acknowledged and agreed that in all cases the selection of any Managing Underwriter(s) shall be made by Infinity with the consent of the Majority Qualified Holders (which consent may not be unreasonably withheld or delayed); and

                  (xi) obtain an opinion from counsel to Infinity, and a "cold comfort" letter from an independent certified public accounting firm of national recognition and standing who have certified Infinity's financial statements included in the registration statement or any amendment thereto, in each case in form and substance reasonably satisfactory to the Majority Qualified Holders, and covering such matters of the type customarily covered by such opinions and "cold comfort" letters as the Majority Qualified Holders shall reasonably request.

         (d) Custody Agreement and Power of Attorney. Upon Infinity's request, the Qualified Holder(s) will execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to Infinity with respect to the Registrable Securities to be registered pursuant to this Section 2 (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of Attorney will provide, among other things, that the Qualified Holders will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Qualified Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on behalf of the Qualified Holders with respect to the matters specified therein.

         (e) Registration Expenses. Whether or not any registration statement prepared and filed pursuant to this Section 2 is declared effective by the Commission, Infinity shall pay (A) all Commission and NYSE registration and filing fees and expenses; (B) all listing, transfer and/or exchange agent and registrar fees; (C) fees and expenses in connection with the qualification of the Registrable Securities under securities or "blue


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sky" laws including reasonable fees, disbursements and related charges of counsel for the underwriters in connection therewith; (D) printing expenses; (E) messenger and delivery expenses; (F) fees and out-of-pocket expenses of counsel for Infinity and its independent certified public accountants (including the expenses of any audit, review and/or "cold comfort" letters) and other persons, including special experts, retained by Infinity; (G) the reasonable fees and disbursements of counsel, other than Infinity's counsel, selected by the Majority Qualified Holders of the Registrable Securities being registered to represent all Qualified Holders of the Registrable Securities being registered in connection with each such registration (it being understood that any Qualified Holder may, at its own expense, retain separate counsel to represent it in connection with such registration); and (H) any other costs and expenses of such registration and the disposition of the securities pursuant to the registration statement therefor (collectively, clauses (A) through (H), "Registration Expenses"); provided, however, that Infinity shall not be required to pay, and the Qualified Holders shall pay, all transfer taxes and all discounts, commissions or fees of underwriters, selling brokers and dealers.

         (f) Indemnification; Contribution.

                  (i) Infinity shall indemnify and hold harmless, to the fullest extent permitted by law, each holder (a "Participating Holder") of Registrable Securities registered pursuant to Section 2(a) or Section 2(b) hereof, its officers and directors, if any, and each person, if any, who controls such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (including the reasonable costs of investigation and reasonable attorneys' fees, disbursements and related charges) (under the Securities Act, common law and otherwise) (collectively, "Claims"), joint or several, which arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus, any amendment or supplement thereto or any document incorporated by reference or in any filing made in connection with the registration or qualification of the offering under "blue sky" or other securities laws of jurisdictions in which the Participating Holder's Registrable Securities are offered (collectively, "Security Filings"), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and Infinity has previously furnished copies thereof to any Participating Holder seeking such indemnification and to the underwriters of the registration in question), or contained in the final prospectus (as amended or supplemented if Infinity shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which Infinity is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and Infinity shall, and it hereby agrees to,


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reimburse such holders for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such claim or proceeding; provided, however, that such indemnification shall not extend to any Claims which are caused by any untrue statement or alleged untrue statement contained in, or by any omission or alleged omission from, information furnished in writing to Infinity by any Qualified Holder expressly for use in any such Security Filing.

                  (ii) In the case of an underwritten offering in which the registration statement covers Registrable Securities, Infinity agrees to enter into an underwriting agreement in customary form and substance with such underwriters and to indemnify the underwriters, their officers and directors, if any, and each person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as provided in the preceding paragraph with respect to the indemnification of the holders of Registrable Securities; provided, however, Infinity shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is sought results from (i) such underwriter's failure to deliver or otherwise provide a copy of the final prospectus to the person asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of securities to such person, if such statement or omission was in fact corrected in such final prospectus or (ii) an untrue statement or omission or alleged untrue statement or omission relating to information furnished in writing by such underwriter expressly for inclusion in any Security Filing.

                  (iii) Each Participating Holder shall furnish to Infinity in writing such information regarding such holder and the intended method of distribution as shall be reasonably requested by Infinity and as required by law or the Commission for use in any Security Filing (and Infinity may exclude from registration the Registrable Securities of any such Participating Holder if such holder fails to furnish such information within a reasonable time alter receiving such request) and hereby severally indemnifies, to the fullest extent permitted by law, Infinity, its officers and directors and each person, if any, who controls Infinity within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any Claims resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated or necessary to make the statements in the registration statement or prospectus, or any amendment thereof or supplement thereto (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; provided, however, (A) each such Participating Holder shall be liable hereunder if and only to the extent that any such Claim arises out of or is based upon any such untrue statement or omission made in reliance upon and in conformity with information pertaining to such holder that is furnished in writing to Infinity by such holder expressly for use in any such Security Filing and (B) no such Participating Holder shall be liable hereunder in an amount exceeding the net proceeds to be received by such


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Participating Holder (before deducting expenses) from the sale of Registrable
Securities hereunder.

                  (iv) In the case of an underwritten offering of Registrable Securities, each Participating Holder, as a condition to its right to participate in such offering, shall enter into an underwriting agreement in customary form and substance with such underwriters, and agree to indemnify such underwriters, their officers and directors, if any, and each person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent and subject to the same limitations as provided in the preceding paragraph with respect to indemnification by such holder to Infinity, but subject to the same limitation as provided in Section 2(f)(ii) with respect to indemnification by Infinity of such underwriters, officers, directors and control persons; provided, however, that no such Participating Holder shall be liable hereunder in an amount exceeding the net proceeds to be received by such Participating Holder (before deducting expenses) from the sale of Registrable Securities hereunder.

                  (v) Any person seeking indemnification under the provisions of this Section 2(f) shall, promptly after receipt by such person of notice of the commencement of any action, suit, claim or proceeding, notify each party against whom indemnification is to be sought in writing of the commencement thereof; provided, however, the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this
Section 2(f) (except to the extent that it has been materially prejudiced by such failure) or from any liability which the indemnifying party may otherwise have. In case any such action, suit, claim or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (B) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (C) such indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (B) or (C) of the preceding sentence shall have occurred or shall otherwise be applicable, then the reasonable fees, disbursements and related charges of one counsel or firm of counsel selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party. The indemnifying party shall have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party whether or not the indemnified party employs separate counsel, unless the indemnifying party has failed to perform his or its indemnification obligations hereunder. Anything in this paragraph to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.

                  (vi) If the indemnification from the indemnifying party as provided in this Section 2(f) is unavailable or is otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by and the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such indemnifying party shall be determined by reference to, among other things, whether any action in question, including any untrue (or alleged untrue) statement of a material fact or omission (or alleged omission) to state a material fact, has been made, or relates to information supplied by such indemnifying party or such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2(f)(v) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with any such investigation or proceeding. Notwithstanding the foregoing, no Participating Holder shall be liable hereunder in an amount exceeding the net proceeds to be received by such Participating Holder (before deducting expenses) from the sale of Registrable Securities hereunder.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations described above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         If, however, indemnification is available under this Section 2(f), the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Sections 2(f)(i) through 2(f)(v) hereof without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration.

         (g) Certain Requirements in Connection with Registration Rights. If the holders of Registrable Securities initially requesting such Demand Registration have entered into one or more underwriting agreements in connection therewith, or if a proposed registration under Section 2(b) involves an underwritten offering, all shares constituting Registrable Securities to be included in such registration shall be subject to such underwriting agreements and no person may participate in such registration unless such person agrees to sell his or its securities on the basis provided in the underwriting arrangements and completes all questionnaires, powers of attorney, indemnities, underwriting agreements, "lock up" letters and other documents which are reasonable and customary under the circumstances.

         Section 3. Rule 144(c)

         Infinity shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and the regulations of the Commission thereunder so as to make available current public information to the extent required to enable any Qualified Holder to sell Registrable Securities without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation); provided, however, that Infinity's compliance with the requirements of this Section 3 and the availability of Rule 144 for the sale of any Qualified Holders securities shall not limit a Qualified Holder's rights to request registration under this Agreement so long as such person's securities constitute Registrable Securities within the meaning thereof under this Agreement.

         Section 4. Notices.

         All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telegram, confirmed facsimile or telex, or by first class mail (postage prepaid, return receipt requested), to the other party as follows:

        if to Infinity to:    Infinity Broadcasting
                              Corporation
                              40 West 57th Street
                              New York, New York 10011
                              Attention:  Chief Financial Officer
                              Facsimile:  (212) 314-9336

        with copies to:       CBS Corporation
                              51 West 52nd Street
                              New York, New York 10019
                              Attention:  General Counsel
                              Facsimile:  (212) 597-4031

                                      and

                              Weil, Gotshal & Manges LLP
                              767 Fifth Avenue
                              New York, New York  10153

                              Attention:  Howard Chatzinoff, Esq.
                              Facsimile:  (212) 310-8007

        if to the             William S. Levine
        Stockholders to:      Pacific Companies
                              1702 East Highland Avenue
                              Suite 310
                              Phoenix, Arizona 85016
                              Facsimile: (602) 248-0884

        with copies to:       Arturo R. Moreno
                              Outdoor Systems, Inc.
                              2502 N. Black Canyon Highway
                              Phoenix, Arizona 85009
                              Facsimile:  (602) 269-8867

                                      and

                              Powell, Goldstein, Frazer &
                              Murphy LLP
                              Sixteenth Floor
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia. 30303
                              Attention:  William B. Shearer, Jr., Esq.
                              Facsimile:  (404) 572-5958

         or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

         Section 5. Entire Agreement. This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and can be amended, supplemented or changed, and any provision hereof can be waived, only by a written instrument making specific reference to this Agreement signed by Infinity, on the one hand, and the holders of a majority of the Registrable Securities on the other hand.

         Section 6. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         Section 7. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         Section 8. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of New York, applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles and policies of such state.

         Section 9. Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

         Section 10. No Waiver. The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any other provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

         Section 11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original agreement.

         Section 12. No Inconsistent Rights. Infinity will not hereafter enter into any agreement with respect to its securities which is inconsistent in any material respect with the rights granted to the holders of Registrable Securities in this Agreement. Except for any rights inconsistent with those granted by Infinity pursuant to the Intercompany Agreement, dated as of December 15, 1998, by and between Infinity and CBS Corporation, Infinity is not a party to any agreement, with respect to any of its securities, granting any registration rights to any person, which agreement is or may be inconsistent with the rights granted to the holders of Registrable Securities in this Agreement and is in effect on the date hereof.

         Section 13. Execution by Stockholders. The obligations of Infinity under this Agreement shall be irrevocable but the rights of any Shareholder under this Agreement with respect thereto shall be and become effective only upon the delivery to Infinity by any Qualified Holder requesting registration under this Agreement of a duly executed counterpart signature page to this Agreement.

                        [SIGNATURES BEGIN ON NEXT PAGE]


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
                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, Infinity has caused this Registration Rights Agreement to be executed and delivered by its officers thereunto duly authorized as of the date first above written.

                                        INFINITY BROADCASTING CORPORATION



                                        By __________________________________
                                           Name:
                                           Title:


                                           __________________________________
                                           STOCKHOLDER


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